UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

December 10, 2014

Date of Report (Date of earliest event reported)

Summer Infant, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33346	20-1994619
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

1275 Park East Drive

Woonsocket, Rhode Island 02895

(Address of principal executive offices)  (Zip Code)

(401) 671-6550

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 10, 2014, the Board of Directors of Summer Infant, Inc. (the “Company”) approved a change in the Company’s fiscal year, from a fiscal year ending on December 31 of each calendar year to a fiscal year ending on the Saturday closest to December 31 of each calendar year.  This change is effective with the current fiscal year such that the Company’s current fiscal year will end on January 3, 2015.  The Company will not be required to file a transition report in connection with the change in fiscal year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMER INFANT, INC.

Date: December 11, 2014	By:	/s/ William E. Mote, Jr.
William E. Mote, Jr.
Chief Financial Officer